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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 18, 2000


                   MONONGAHELA POWER COMPANY
     (Exact name of registrant as specified in its charter)

Ohio                     1-5164                   13-5229392
(State or other          (Commission File         (IRS Employer
 jurisdiction of          Number)                 Identification
 incorporation)                                   Number)


                      1310 Fairmont Avenue
                       Fairmont, WV 26554

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (304)  366-3000



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          Item 5.  Other Events

     In connection with its shelf registration statement (File No. 333-38484) covering $300,000,000 of first mortgage bonds and unsecured debt securities, the Registrant estimates that it will have other expenses of issuance and distribution as follows:

                                                  Estimated Amounts

Filing fee, Securities and Exchange Commission         $ 66,917
Rating agency fees                                     $ 65,000
Cost of printing and engraving                         $ 50,000
Services of counsel                                    $100,000
Depositary's and Trustee's fees and expenses           $  6,500
Services of independent accountants                    $ 15,000
Miscellaneous                                          $ 15,583

Total                                                  $319,000




                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Monongahela Power Company




Dated:  July 18, 2000           By:      /s/ Thomas K.Henderson
                                Name:        Thomas K. Henderson
                                Title:       Vice President